SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549
                           _______________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

        Date of Report:  November 6, 1995

                         INTERNATIONAL PAPER COMPANY
              (Exact Name of Registrant as Specified in Charter)

        NEW YORK                 1-3157              13-0872805
        (State or Other          (Commission         (IRS Employer
        Jurisdiction             File Number)        Identification
        of Incorporation)                            No.)

        TWO MANHATTANVILLE ROAD, PURCHASE, N.Y.      10577
        (Address of Principal Executive Offices)     (Zip Code)

        Registrant's telephone number, including area code:  914-397-1500

                                Not Applicable.
        (Former Name or Former Address, if Changed Since Last Report)


        ITEM 5.   OTHER EVENTS.

                  On November 6, 1995, International Paper Company ("Registrant") and Federal Paper Board Company, Inc. ("FPB") entered into an Agreement and Plan of Merger ("Merger
        Agreement"), providing for a merger ("Merger") pursuant to which, and subject to the terms thereof, FPB would become a wholly owned subsidiary of the Registrant. As of the effective time of the Merger, each outstanding share of FPB's common stock, ("FPB Shares"), other than shares as to which dissenters' rights may have been properly exercised, shares held in the Treasury of FPB or by any of its subsidiaries and shares owned by the Registrant or any of its subsidiaries, shall be converted into, at the election of the holder thereof, the right to receive one of the following (or a combination of both as determined under the Merger Agreement): (i) the number of shares of Registrant's Common Stock ("Registrant
        Common Stock"), determined by dividing $55.00 by an average of the last sales price of Registrant Common Stock on the New
        York Stock Exchange, Inc. Composite Tape for the 20 consecutive trading days ending on the trading day which is five days prior to the closing of the Merger, subject to the limitation that not more than 1.612 and not less than 1.275 shares of the Registrant Common Stock will be issued; and (ii) $55 in cash. The election to receive cash or Registrant Common Stock will be subject to adjustment so that approximately 49% of the FPB Shares will be exchanged for cash, and 51% will be exchanged for shares of Registrant Common Stock. The Merger is intended to qualify as a tax-free reorganization.

                  The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is hereby incorporated by reference in its entirety. A copy of the joint press release, dated November 6, 1995, relating to the above-described transactions is attached hereto as Exhibit 99.1.

        ITEM 7:   FINANCIAL STATEMENT, PRO FORMA FINANCIAL
                  INFORMATION AND EXHIBITS.

                  (a)  Not applicable.
                  (b)  Not applicable.
                  (c)  Exhibits.

                  2.1 Agreement and Plan of Merger, dated as of November 6, 1995, among International Paper Company, Focus Merger Co., Inc., and Federal Paper Board Company, Inc.

                  99.1 Joint Press Release issued by International Paper Company and Federal Paper Board Company, Inc.


        SIGNATURES

                  Pursuant to the requirements of the Securities
        Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      INTERNATIONAL PAPER COMPANY

                                      By:    /s/  Syvert E. Nerheim
                                          Name:  Syvert E. Nerheim
                                          Title: Assistant Secretary

        Date:  November 13, 1995


        EXHIBIT INDEX

        2.1 Agreement and Plan of Merger, dated as of November 6, 1995, among International Paper Company, Focus Merger Co., Inc., and Federal Paper Board Company, Inc.

        99.1 Joint Press Release issued by International Paper Company and Federal Paper Board Company, Inc.